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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 27, 2005

                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-10702           34-1531521
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 (State or Other Jurisdiction        (Commission        (IRS Employer
       of Incorporation)            File Number)     Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut                 06880
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        (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     (a) Effective June 27, 2005, Terex Corporation ("Terex") has obtained a waiver from its senior bank lending group extending the due date through August 15, 2005 to provide such lenders with Terex's financial information for the year ended December 31, 2004 and the quarter ended March 31, 2005. This waiver supplements the previous waiver that Terex obtained from its senior bank lending group that had extended the due date to June 30, 2005 to provide its lenders with its financial information for the year ended December 31, 2004 and the quarter ended March 31, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 29, 2005

                                             TEREX CORPORATION


                                             By:  /s/ Phillip C. Widman
                                                 Phillip C. Widman
                                                 Senior Vice President and
                                                 Chief Financial Officer





















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